McMoRan
McMoRan Exploration Co.
Louisiana
Texas
Gulf of Mexico
Buried Treasures on the Shelf
MMR
LISTED
NYSE
www.mcmoran.com

December 7, 2011 James R. Moffett Co-Chairman of the Board, President & CEO Capital One Southcoast 6 th Annual Energy Conference Exhibit 99.1

Cautionary Statement
Cautionary Statement
This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.
This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk
Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC as updated by our subsequent filings with the SEC.
Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.
The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential” and “reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. “Gross unrisked potential” and “reserve potential” do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended
December 31, 2010.
This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan’s consolidated financial statements are included in the supplemental schedules of this presentation.

Highlights
Highlights
Industry Leader in Ultra-Deep Exploration
- Drilling Continues to De-risk Play & Open Up New Trend
- 2011 Results Expanded Resource Potential of Trend
- Identified 5 Hydrocarbon Bearing Geologic Sections Below the Salt Weld
- 3 Wells Currently Drilling
Advancing Davy Jones Development Activities; Completion Activities
Under Way
Favorable Production Performance
- 3Q Rate of 187 MMcfe/d Exceeded July Estimate
- 2011 Annual Estimate 187 MMcfe/d
$642 MM in Cash at 9/30/11

2011 Outlook Summary
2011 Outlook Summary
2011 Production Estimate
(1)
- Annual Average 187 MMcfe/d
- 4Q11e – 170 MMcfe/d
2011 EBITDAX Estimate – $310 MM
(2)
2011 Capital Expenditures Estimate – $500-550 MM
- $300-350 MM in Exploration
- $200 MM in Development
- Spending to Continue to be Driven by Opportunities, Drilling Results and
Follow-on Development Activities
Abandonment Expenditures Estimate
- ~$140 MM in P&A Expenditures
- ~$60 MM Expected to be Covered by Insurance
- $50 MM Escrowed as of 9/30/11 for Future P&A
- Continue to Pursue Additional Reimbursements Under Insurance Programs for
Other 2008 Hurricane Related Claims Expected in Future Periods
e = estimate.  See Cautionary Statement.
(1) Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.
(2) Based on 2011 production estimate from existing fields and NYMEX forward curve pricing as of October 11, 2011 ($3.69/MMbtu and $85.37/bbl for
     remaining 3 months of 2011). Each $1.00/MMbtu change in the natural gas price in the remaining 3 months of 2011 would have a $13 MM impact and each $5.00/bbl change in oil price would have a $4 MM  impact on this estimate.

Ultra-Deep
Accomplishments To-Date
Ultra-Deep
Accomplishments To-Date
Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld
Confirmed Geologic Model in 5 Formations Below Salt Weld
Proved High Quality Reservoirs with Large Structural Features
Are Present Below Salt Weld
Developing Expertise/Technology for High Pressure/High
Temperature Completions
Identified Conventional Completion Opportunities
Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play
Flow Testing
Reserve Bookings Following Successful Flow Tests
Additional Delineation Drilling
Apply Model on Other Prospects within Newly Defined Trend
What’s Next?

Lafitte Strategic Area
One Successful Sub-salt Well
Identified Hydrocarbon Bearing
Sands in Miocene
WI: 72.0%; NRI: 58.3%
Davy Jones Strategic Area
2 Successful Sub-salt Wells
Identified Hydrocarbon Bearing
Wilcox and Tuscaloosa Sands &
Cretaceous Carbonates
WI: 63.4%; NRI: 50.2%
Ultra-Deep Data Points
Ultra-Deep Data Points
Blackbeard Strategic Area
2 Successful Sub-salt Wells
Identified Hydrocarbon Bearing
Sands in Upper/Middle/Lower
Miocene  and Frio

McMoRan
Buried Treasures on the Shelf

DAVY JONES
SOUTH MARSH ISLAND N. ADDN
220
221
222
223
232
231
230
229
233
234
235
236
246
245
244
243
McMoRan Davy Jones Discovery Rig on Location Completion Underway
Davy Jones Unit
McMoRan Davy Jones Offset Appraisal TA - Waiting on Completion Materials

Located in 20 Feet of Water
Large Ultra-Deep Structure
Encompassing 4 OCS Lease Blocks
South Marsh Island 230/231/234/235
Davy Jones –
Major Ultra-Deep Discovery
Davy Jones –
Major Ultra-Deep Discovery
2 Wells Confirmed Presence of Wilcox Age Sands
on Shelf & Structural Continuity
Confirmed Prospectivity of Tuscaloosa Sands and
Cretaceous Carbonates
MMR WI: 63.4%
MMR NRI: 50.2%
2011 Drilling Results Expand Resource Potential
What Have We Learned?
What’s Next?
Completion/Flow Testing of Nos. 1 & 2 Wells
New Wilcox Delineation Well on Northern Part of
Structure
New Well to Evaluate Tuscaloosa and Lower
Cretaceous Updip

Davy Jones Field Development
Davy Jones Field Development

Production Platform for DJ #1 and
Central Processing Facility for Field
Have Been Installed
No. 1 Well Completion Under Way;
Flow Test Expected Within Weeks
No. 2 Well Completion/Flow Test
Expected in 2 Half 2012
Both Wells Could Produce
Immediately Following
Successful Flow Tests
Initial Capacity of Production
Facility 150 MMcf/d; Expandable
to 275 MMcf/d Quickly
McMoRan Has Advanced the Technology, Equipment and
Processes Needed to Develop This Field
Rig on Location for completion activities of #1 Well
nd

McMoRan
Buried Treasures on the Shelf

Blackbeard East - ST 144
Blackbeard West - ST 167/168/SS 188
SHIP SHOAL
SOUTH TIMBALIER
McMoRan Blackbeard West #1BP2 TA
McMoRan Blackbeard West #2 Drilling
McMoRan Blackbeard East #1 Drilling
Salt Weld
Salt Keel
Queen Anne's Revenge
Blackbeard East
Dip
165
164
112
111
110
109
108
140
139
186
187
141
142
143
144
145
146
147
189
188
168
167
166
165
164
163
162
210
211
169
170
171
172
173
174
175

Located in 80 Feet of Water
Blackbeard Ultra-Deep
Exploration Area
Blackbeard Ultra-Deep
Exploration Area
Blackbeard West #2 (SS 188)
•
Spud on November 25, 2011
•
Drilling Below 3,100’
•
Targeting Miocene Sands Below
Salt Weld
•
PTD 26,000’
•
WI: 67.1%; NRI: 51.3%
Blackbeard East (ST 144) Blackbeard West #1 (ST 168)
•
Identified 4 Hydrocarbon Bearing
Sands in Miocene Below 30,000’
•
Deepest Well Drilled Below Mud
Line in GOM
•
WI: 67.1%; NRI: 54.7%
•
176 Net Feet of Pay in Miocene
•
1st
Frio Sand Offshore Central LA
•
Drilling Below 33,000’
•
Targeting Eocene Age Sands
•
PTD 34,000’
•
WI: 72%; NRI: 57.4%

McMoRan
Buried Treasures on the Shelf

BLACKBEARD EAST
ST 144 #1
Show #1 Sd
Show #3 Sd
24200' Sd
30750' sd
30900' Sd
MD

South Timbalier Area
C
NW
Blackbeard East
Drilling
Queen Anne's Revenge
C'
SE
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
Eocene
Wilcox
Cretaceous
Salt
Lower Miocene
Upper
Miocene
Middle Miocene
Salt Weld
Current TD
PTD 34,000' MD
Frio
Oligocene
Eocene
Wilcox
Salt Keel

Blackbeard East Cross Section 10 Upper Miocene Middle Miocene Frio

McMoRan
Buried Treasures on the Shelf

Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
-25,000'
-30,000'
Salt Weld

Other Ultra-Deep Prospects with
Similar Characteristics to Blackbeard
Other Ultra-Deep Prospects with
Similar Characteristics to Blackbeard
Velocity Anomaly Seen at Blackbeard East
May be Visible at Other Nearby Prospects

West East
Velocity Anomalies
Below Salt Weld
Velocity Anomalies
Below Salt Weld
Drilling Drilling

Buried Treasures on the Shelf

62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
B'
78
224
225
MMR Lafitte #1 Drilling
EUGENE ISLAND
80
79
243
242
B
SOUTH MARSH ISLAND S. ADDN
245
LAFITTE
93
94
247
248

Lafitte
Ultra-Deep Exploration Prospect
Lafitte
Ultra-Deep Exploration Prospect
Located in 140 Feet of Water
MMR WI: 72.0%
MMR NRI: 58.3%
Spud Date: October 3, 2010
Drilling Below 30,600’
Identified 171’ Net Pay in Miocene,
Including 56’ in Cris-R
Deepening to Evaluate Oligocene
Targets Below the Salt Weld
PTD: 32,000’
Eugene Island Blocks 222/223/244

McMoRan
Buried Treasures on the Shelf

Eugene Island Area
Lafitte Discovery

B'
North
B
South
Drilling
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Salt
Lower Miocene
Current TD
PTD 32,000' MD
Oligocene/Frio
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic

McMoRan Oil & Gas
OCS G-21640 #1 STOBP1
Eugene Island Block 223
Lafitte Discovery

29100
Cris R Sand
MD
29200

13 Lafitte Cross Section Lafitte Cross Section

McMoRan

Buried Treasures on the Shelf

WEST
Barataria
EAST
Lafitte
Drilling
Captain Blood
SOUTH
±9.85 Miles
±15.2 Miles
Pleistocene/Pliocene
SALT
SALT
Upper Miocene
Upper Miocene
Salt Weld
Upper Miocene
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Lower Miocene
Oligocene
Oligocene
Oligocene
Frio
Eocene
Eocene / Paleocene
Eocene / Paleocene
Wilcox
Upper Cretaceous
Tuscaloosa
Tuscaloosa
Lower Cretaceous
Mesozoic
-20,000'
-30,000'
-40,000'
-20,000'
-30,000'
-40,000'

Lafitte/Barataria/Captain Blood
Cross Section
Lafitte/Barataria/Captain Blood
Cross Section
Presence of Sands at Lafitte, if Confirmed, Would Enhance the Prospectivity
of Barataria and Captain Blood, as They are All One Complex.

Ultra-Deep Prospects/Potential
Ultra-Deep Prospects/Potential
BONNET
ENGLAND
DRAKE
HOOK
CAPTAIN BLOOD
BARATARIA
CALICO JACK
DAVY JONES
(#1 completion under way)
JOHN PAUL JONES
BLACKBEARD EAST
(in progress)
BLACKBEARD WEST
(#2 in progress)
Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Unrisked Potential Could Exceed 100 Tcfe
____________________
Ultra-Deep Prospects
Ultra-Deep Discoveries
McMoRan Acreage
MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
BARBOSA
MORGAN
QUEEN ANNE’S
REVENGE
LAFITTE
(in progress)
* Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties’ participation on a per prospect basis.
NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential” and “resource potential”  which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Resource Potential Identified
to Date From Drilling Results
Resource Potential Identified
to Date From Drilling Results
Gross
Resource MMR
Prospect Sand Age Potential Share
Blackbeard West Miocene 2.4 1.3
Oligocene 2.0 1.1
Blackbeard East Miocene 0.8 0.4
Frio 0.5 0.3
Davy Jones #1 & #2 Wilcox 4.4 2.1
Tuscaloosa 1.6 0.8
Lower Cretaceous 0.7 0.3
Lafitte Miocene 1.3 0.8
Barbosa Miocene 2.0 1.2
TOTAL 15.7 8.3
(1) A portion of this section on this prospect has not yet been drilled. 900 Bcfe of resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.
(2) ~1 Tcfe of resource potential based on cross correlation to Blackbeard East that has not yet been drilled at Blackbeard West.
(3) Prospect has not yet been drilled. Resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.
(Tcfe) (Tcfe)
(1)
(2)
(3)

Buried Treasures on the Shelf

Pre-tax PV-10 Value (Net)

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*
Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

Price Case
($ in billions)
F&D Cost:   $1.50/Mcfe*
Breakeven Price:  ~$2.50/Mcf
For 15% IRR
PV Value in Ground $0.91/Mcf $1.43/Mcf $1.94/Mcf $2.46/Mcf $2.98/Mcf
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$4/Mcf $5/Mcf $6/Mcf $7/Mcf $8/Mcf
$1.8
$2.9
$3.9
$4.9
$6.0
____________________
  * Assumes each well costs $200 mm to drill/complete and 200 Bcfe EUR per well.  Well cost could differ depending upon depths of targets, casing programs and other factors. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.
NOTE: These are model results presented for illustrative purposes only.  We use certain phrases and terms in this presentation, such as "gross and net unrisked potential"  and “resource potential” which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Conclusion
Conclusion
Substantial Value in Data Gained to Date
Multiple Near-term Catalysts Could Enhance Value
•
Drilling Results
•
Flow Testing
Opportunities to Unlock Additional Value from
Acreage/Prospect Inventory